The Midland Company February 14, 2006 Exhibit 99

Forward Looking Statements Certain statements made in this presentation are forward-looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These statements include certain discussions relating to underwriting, premium and investment income volume, business strategies, profitability and business relationships, as well as any other statements concerning the year 2005 and beyond. The forward-looking statements involve risks and uncertainties that may cause results to differ materially from those anticipated in those statements. Factors that might cause results to differ from those anticipated include, without limitation, adverse weather conditions, changes in underwriting results affected by adverse economic conditions, fluctuations in the investment markets, changes in the retail marketplace, changes in the laws or regulations affecting the operations of the company or its subsidiaries, changes in the business tactics or strategies of the company, its subsidiaries or its current or anticipated business partners, the financial condition of the company's business partners, acquisitions or divestitures, changes in market forces, litigation and the other risk factors that have been identified in the company's filings with the SEC, any one of which might materially affect the operations of the company or its subsidiaries. Any forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

'01 '02 '03 '04 '05 Est. MLAN 16.53 17.59 20.18 22.98 25.54 Midland At-A-Glance Specialty P&C insurance company (American Modern Insurance Group) Short-tail personal lines experts $700 million market cap (MLAN - Nasdaq) Founded 1938, As Auto Finance Co. Based in Cincinnati, active countrywide 1,200 associates Ratings and Recognitions "A+" (Superior) A.M. Best Rating Ward's Top 50 P&C Insurance Co's Forbes' "200 Best Small Co's" Book Value Per Share "Building Shareholder Value"

Specialty Product Platform Manufactured Housing - $331.5 Dwelling Fire - $86.4 Motorcycle - $38.1 Watercraft - $27.7 Recreational Vehicle - $22.9 Collector Car, Snowmobile, Etc. - $11.8 Mortgage Fire - $31.4 Collateral Protection - $43.3 Credit Life & Debt Cancellation - $38.4 Excess & Surplus Lines - $54.5 All Other - $49.3 331.5 86.4 38.1 27.7 22.9 11.8 31.4 43.3 38.4 54.5 49.3 Property, Casualty and Life Direct & Assumed Written Premium ($ in Millions) Residential Property (57%) Recreational Casualty (14%) Financial Institutions (15%) Other Specialty Products (14%) Other Specialty Products (14%) Full Year 2005 Residential Property All Other Financial Institutions Recreational Casualty

Essential Product Characteristics Specialty / Niche Non-Cyclical Fragmented/Unfocused Competition Low Severity Short Tail Property Bias Predominantly Personal Lines Leveragable Product and Underwriting Expertise Claims Mastery Enhances Results Systems/Technology Excellence Provides an Edge Recreational Casualty Financial Institutions Residential Property All Other 15 14 57 14 Residential Property Recreational Casualty All Other Financial Institutions

Why Midland? Proven Ability to: Build Shareholder Value Produce Underwriting Profits Grow Revenues . . . Profitability! Master New Product Lines Future Growth Enabled by: Broad and Deep Specialty Product Offering Technological Superiority Distribution "Omnipresence"

Periods Ending December 31, 2005 (MLAN $36.04) An Elite Performer: Annualized Total Return

Consistent Value Appreciation: Book and Market Value Growth May 1987 2 for 1 split May 1998 3 for 1 split July 2002 2 for 1 split

Consistent Dividend Growth 89 90 91 92 93 94 95 96 97 98 Assets 37 48 60 66 65 73 85 87 101 114 Equity 13 16 19 24 29 32 34 34 36 39 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 East 0.04 0.05 0.063 0.07 0.077 0.083 0.09 0.097 0.103 0.11 0.117 0.125 0.135 0.15 0.16 0.175 0.19 0.205 0.225 0.245 Midland is one of only 150 public companies that has increased its annual dividend for 20 years or more consecutively. 20 Year CAGR = 10.5%

Financial Objectives 12%-15% Return On Beginning Equity 95.0% Combined Ratio 2.3:1 Premium To Surplus Ratio Double Digit Top-Line Growth Double Digit Growth in Book Value Per Share Double Digit Growth in Operating Earnings Per Share

Mission "To enhance shareholder value by being an Indispensable Partner to customers in chosen markets by providing value adding specialty insurance products and services."

Profit Growth People Core Operating Strategies

Profit Strategy: "Compete on Value, Not on Price" Product Design and Pricing Expertise Portfolio Underwriting Process Proactive Risk Management Claims Mastery Prudent Expense Management Technological Superiority Policyholder Retention Business Partner Selection and Management

American Modern P&C Industry A Tradition of Profitable Underwriting Outperformed P&C Industry by almost 8 Points! Source: A.M. Best Company Through December, 2005 10-Year Average Combined Ratio 100%

20-Year Combined Ratio History 86 87 88 89 90 91 92 93 94 95 96 97 98 99 '00 '01 '02 '03 '04 '05 Est. Non-Catastrophe 0.97100000013148 0.915 0.91 0.918 0.916 0.912 0.877 0.871 0.905 0.9 0.956 0.923 0.892 0.902 0.946 0.967 0.961 0.971 0.9 0.864 Catastrophe 0.063 0.027 0.02 0.091 0.059 0.057 0.069 0.069 0.09 0.081 0.097 0.045 0.086 0.05 0.026 0.042 0.058 0.06 0.064 0.074 A Tradition of Profitable Underwriting 20-Year Non-Catastrophe Combined Ratio = 91.9% 20-Year Catastrophe Combined Ratio = 6.1% 20-Year Combined Ratio = 98.0%

Proactive Risk Management Reduced Earnings Volatility Reduces Earnings Volatility Qualitative and Quantitative Analysis Extensive Catastrophe Modeling Disciplined Exposure Management Expertly Managed Reinsurance Structure Diversified Specialty Product Offering Rigorous Business Partner Selection / Management Processes

Unique in-house staff adjuster training program 92% of claims settled by company employees 10% lower average adjustment cost per claim by staff 90+% of property claims closed within 30 days of report 160 Employee Field Claims Staff Claims Mastery Enables Underwriting Profit

Profit Growth People Core Operating Strategies

Growth Strategy: "Target Niches Where Competition is Fragmented/Unfocused" OMNIPRESENCE: Own Our Share of Every Agent's Desktop Product Offering Breadth Product Offering Depth "Point and Click" Technology (Ease of Use) Multi-Faceted Distribution Growing Producer Base Enhanced Market Awareness Retention of Existing Policyholders Multi-Dimensional Sales Training Focused Acquisition Appetite

'85 '90 '95 '00 '05 9/30 YTD 12/31 YTD 83 129 376.33 500.984 698 P&C Direct and Assumed Written Premium 20 Year CAGR = 11.2% A Tradition of Top-Line Growth

20-Year Compounded Annual Premium Growth Rate Industry Source: A.M. Best Company American Modern P&C Industry Outpacing The Industry Through December 31, 2005

Achieving Omnipresence: Owning Our Share of Every Agent's Desktop Owning Our Share of Every Agent's Desktop Owning Our Share of Every Agent's Desktop Award Winning "Point and Click" Easy to Use Technology A.M. Best E-Fusion Award Winner

Product Offering Breadth: Necessity = Opportunity Manufactured Housing Other Specialty Insurance 0.65 0.35 Manufactured Housing Other Specialty Insurance 0.97 0.03 From: A Mobile Home Insurance Company Manufactured Housing Other Specialty Insurance 0.45 0.55 Manufactured Housing Other Specialty Insurance 0.39 0.61 MH = 65% All Other = 3% MH = 97% All Other = 35% MH = 45% All Other = 55% All Other = 61% MH = 39% 1999 2005 To: A Specialty Personal Lines Insurance Company Percent of Profit from Premium Flow Percent of Total Premiums

Expanded Market Potential $5 Billion $30 Billion 2000 2006 6 x ! Expanded Specialty Product Offering From "A Mobile Home Company" To "A Specialty Personal Lines Company"

MH Lender - 32% 13% MH Point of Sale - 26% 22% Agency - 22% 45% Financial Services - 12% 18% All Other - 8% 2% 32 26 22 12 8 MH Lender - 32% 13% MH Point of Sale - 26% 22% Agency - 22% 44% Financial Institutions - 12% 17% All Other - 8% 4% 93 162 327 123 29 Property & Casualty and Life Direct & Assumed Written Premium Multi-Faceted Distribution Dec. 31, 2005 12/00 12/05

Owning Our Share of Every Desktop! Owning Our Share of Every Desktop!

Profit Growth People Core Operating Strategies

Over 1,200 Associates and Growing! Leadership Team Averages 20 Years Industry Experience Low Associate Turnover: 7.3% 3-Year Average Win/Win Performance Management Regular "Town Hall" Alignment Meetings Disciplined Planning Process Midland University: 198 Designations this Year! "Golden Rule" Service People Strategy: "Attract, Retain, Align, Invest"

Midland's Culture Drives Performance CORE VALUES Integrity Win/Win Team Humility Personal Growth Creativity Propriety Sharing/Caring Strong Work Ethic

PROFIT: Superior Underwriting; 97.6% 10-Year Combined Ratio Earnings Strength; Record Results for the Last Two Consecutive Years Broad Platform; All Product Groups Contributing to 93.8% Combined Ratio in 2005 Investment Income; 5.4% 5-Year CAGR GROWTH: Impressive Growth; 11.2% 20-Year P&C Premium CAGR Significant Market Potential; Expanded From $5 Billion to $30 Billion Diverse Distribution; 45,000 Points of Production and Growing STRENGTH: Ratings; A+ (Superior) Rated by A.M. Best Recognition; Ward's Financial Top 50 P&C Insurance Companies VALUE: Growth In EPS (Before Capital Gains); 14.9% 10-Year CAGR Growth In Book Value; 11.5% 10-Year CAGR Growth In Market Value; 16.0% 10-Year CAGR CONSISTENCY: Book Value Per Share has Increased 19 of Last 20 Years Total Revenue has Increased 19 of Last 20 Years Produced a Net Profit in Each of the Last 20 years Good People. Better Results. TM

Building Shareholder Value Broad Specialty Product Offering Strong Balance Sheet Multi- Faceted Distribution Indispensable Partnerships Deep and Talented Team Superior Operating Results Award- Winning Technology Underwriting Profit Discipline Positioned for Growth Underwriting and Claims Expertise Expertise Expertise Expertise

The Midland Company Thank You 7000 Midland Boulevard Amelia, Ohio 45102-2607 (513) 943-7100 Fax - (513) 943-7111 Mailing Address: P.O. Box 1256 Cincinnati, Ohio 45201-1256 www.midlandcompany.com Investor Contact: W. Todd Gray Treasurer (513) 947-5637 Fax: (513) 943-7111 e-mail: todd_gray@amig.com

Record Twelve-Month Results Record Twelve Months Net Income Solid Underwriting - 93.8% P&C Combined Ratio for the full year 2005 Record Book Value Per Share - $25.54, Up 11.1% Over the Last 12 Months *Non-GAAP Finance Measure - Net income before realized capital gains is a non-GAAP measure. Items excluded from this measure are significant components in understanding and assessing financial performance. The company believes that this non-GAAP financial measure provides a clearer picture of the underlying operating activities than the GAAP measure of net income, as it removes potential issues such as timing of investment gains (or losses) and allows readers to individually assess these components of net income.

Midland's Investment Portfolio At 12/31/05 79% fixed income ($752 million) "AA" average quality 5.3 years average duration 21% equities ($195 million) Equities Tax exempt municipals U.S. government bonds Mortgage backed bonds Corporate and other bonds Short-term investments 20.7 37.7 5.3 11.5 17.6 7.2 High Quality Diversified Portfolio